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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 1997



                             FILENE'S BASEMENT CORP.
               (Exact Name of Registrant as Specified in Charter)


         MASSACHUSETTS                                 0-19149                                04-3016773
(State or Other Jurisdiction of                (Commission File Number)            (I.R.S. Employer Identification
         Incorporation)                                                                           No.)





           40 WALNUT STREET                                             02181
       WELLESLEY, MASSACHUSETTS
(Address of principal executive offices)                              (Zip Code)




                                 (617) 348-7000
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         On June 2, 1997, Filene's Basement Corp., a Massachusetts corporation (the "Company"), announced the appointment of W. Jay Carothers, effective June 20, 1997, as a director and as President and Chief Operating Officer of the Company. The Company also announced that, effective June 20, 1997, Mone Anathan, III, currently the President and Chief Operating Officer of the Company, will become Vice Chairman of the Board of Directors and Chairman of the Executive Committee. A press release announcing these management changes is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits.

         The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.






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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        FILENE'S BASEMENT CORP.


Date:    June 4, 1997                   By: /s/ Steven R. Siegel
                                            -------------------------
                                        Steven R. Siegel
                                        Executive Vice President and
                                        Chief Financial Officer





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                                  EXHIBIT INDEX




Exhibit Number         Description
--------------         -----------


       99 Press Release, dated June 2, 1997, relating to changes in management.